Exhibit 10.6

SEVENTH AMENDMENT TO CREDIT AGREEMENT)

THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT ( (the “Amendment”), dated as of May 9, 2011, is made by and among ARCH COAL, INC., a Delaware corporation (the “Borrower”), the GUARANTORS (as defined in the Credit Agreement), the BANKS party to the Credit Agreement (as hereinafter defined), CITICORP USA, INC., JPMORGAN CHASE BANK, N.A. and WELLS FARGO BANK, N.A., successor-in-interest by merger to Wachovia Bank, National Association, each in its capacity as co-syndication agent, and BANK OF AMERICA, N.A. (successor by merger to FLEET NATIONAL BANK), as documentation agent, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Banks.

WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of December 22, 2004, as amended by that certain First Amendment to Credit Agreement dated as of June 23, 2006, as amended by that certain Second Amendment to Credit Agreement dated as of October 3, 2006, as amended by that certain Third Amendment to Credit Agreement dated as of March 6, 2009, as amended by that certain Fourth Amendment to Credit Agreement and Amendment to Collateral Agency and Sharing Agreement dated as of August 27, 2009, as amended by that certain Fifth Amendment to Credit Agreement dated as of March 19, 2010 and as amended by that certain Sixth Amendment to Credit Agreement dated as of November 24, 2010 (as so amended, the “Credit Agreement”), pursuant to which the Banks provided a revolving credit facility to the Borrower; and

WHEREAS, the Borrower, the Banks and the Administrative Agent desire to amend the Credit Agreement as hereinafter provided.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.                                       Definitions.

Capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Credit Agreement, as amended by this Amendment.

2.                                       Amendments to Credit Agreement.

(a)                                  Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended to insert therein the following new definitions:

“Seventh Amendment shall mean that certain Seventh Amendment to Credit Agreement by and among the Borrower, the other Loan Parties, the Required Banks and the Administrative Agent, dated as of the Seventh Amendment Effective Date.”

“Seventh Amendment Effective Date shall mean the effective date of the Seventh Amendment, which date shall be May 9, 2011.”

“Touchstone Acquisition shall mean the acquisition, directly or indirectly, of the capital stock of International Coal Group, Inc. and its subsidiaries together with the other transactions contemplated by the Touchstone Acquisition Documents.”

“Touchstone Acquisition Documents shall mean that certain agreement and plan of merger and any other material documents related thereto for the Touchstone Acquisition delivered to Administrative Agent on the Seventh Amendment Effective Date, including all schedules and exhibits thereto (as may be amended, modified or supplemented in accordance with Section 7.2.3 (5) of this Agreement).”

(b)                                 The following definition contained in Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended and restated in its entirety as follows:

“EBITDA” for any period of determination shall mean with respect to any Person:  (i) consolidated net income (excluding non-cash compensation expenses related to common stock and other equity securities issued to employees, extraordinary gains and losses, gains or losses on discontinued operations, equity earnings or losses of Affiliates (other than earnings or losses of the Borrower or any Subsidiary of the Borrower)), plus (ii) for such period of determination the sum of the following, without duplication and to the extent included in determining consolidated net income under the immediately preceding clause (i):  interest expense (net of interest income), the sum of all income tax expense, depreciation, depletion and amortization of property, plant, equipment and intangibles, non-cash debt extinguishment costs, non-cash charges due to cumulative effects of changes in accounting principles, non-recurring transaction costs expensed (in accordance with GAAP) by the Loan Parties in connection with the Touchstone Acquisition without regard as to whether the Touchstone Acquisition has been consummated, plus (iii) cash dividends or distributions received from Affiliates (other than received from the Borrower or any Subsidiary of the Borrower) to the extent not included in determining consolidated net income.  All items included in the definition of EBITDA shall be determined in each case for the applicable Person for the period of determination on a consolidated basis in accordance with GAAP.

For purposes of determining the Leverage Ratio, the Senior Secured Leverage Ratio, or the Interest Coverage Ratio under this Agreement, in the event that the Borrower or any Subsidiary of the Borrower acquires in a Permitted Acquisition any Person or business (the “Acquired Person”) during any period of determination, then EBITDA of the Borrower and its Subsidiaries shall be increased for such period of determination by the EBITDA of the Acquired Person, subject to the following:

(i)                                     the EBITDA of the Acquired Person shall be based upon financial statements reasonably acceptable to the Administrative Agent (the “Acquired Person’s EBITDA”), and

(ii)                                  the Permitted Acquisition of the Acquired Person shall be deemed to have occurred on the first day of the period of determination with EBITDA of the Acquired Person for periods prior to the actual date of the consummation of such acquisition based upon the Acquired Person Financial Statements and in an amount and calculated in a manner reasonably acceptable to the Administrative Agent and with EBITDA of the Acquired Person for periods on or after the date of consummation of such Permitted Acquisition based upon the actual operating results of the Acquired Person after giving effect to such Permitted Acquisition.

(c)                                  Definition of Permitted Liens.  The definition of Permitted Liens contained in Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended as follows:  the “and” located at the end of subsection (xxii) is hereby deleted; the “.” at the end of subsection (xxiii) is hereby deleted and replaced with “; and” and the following new subsection (xxiv) is added:

“(xxiv)              Liens incurred in connection with the Touchstone Acquisition, including (a) those relating to Indebtedness permitted under Section 7.2.1(xiii) with respect to the escrow, segregated and/or pledged accounts referenced therein in connection with the Touchstone Acquisition or termination of the potential transaction and (b) those on cash or cash equivalents used to defease or to satisfy and discharge Indebtedness of International Coal Group, Inc. and its subsidiaries in connection with the Touchstone Acquisition.”

(d)                                 Indebtedness.  Section 7.2.1 [Indebtedness] of the Credit Agreement is hereby amended as follows:  the “and” located at the end of subsection (xi) is hereby deleted; the “.” at the end of subsection (xii) is hereby deleted and replaced with “; and” and the following new subsection (xiii) is added:

“(xiii)                    unsecured Indebtedness in an amount not to exceed $3,800,000,000 that is incurred in connection with the Touchstone Acquisition, including for the purpose of funding the purchase price of the Touchstone Acquisition, the refinancing of certain Indebtedness and related costs, accrued interest, fees and expenses or any refinancing, replacement or exchange thereof, in each case, so long as,  immediately before and after giving effect to the incurrence of any proposed additional Indebtedness, the Borrower and its Subsidiaries shall be in compliance with Section 7.2.10 [Maximum Leverage Ratio], Section 7.2.11 [Maximum Senior Secured Leverage Ratio], and Section 7.2.12 [Minimum Interest Coverage Ratio] determined on a pro forma basis and, for the purposes of calculating such covenants, using the pro-forma EBITDA of the target of the Touchstone Acquisition even if the Touchstone Acquisition has not yet been consummated (in the case of the Senior Secured Leverage Ratio, the Interest Coverage Ratio and the Leverage Ratio as of the end of the fiscal quarter most recently ended and as if such proposed additional Indebtedness was outstanding as of the first day of such fiscal quarter), provided that, if such Indebtedness is incurred prior to the consummation of the Touchstone Acquisition, the proceeds of such Indebtedness shall be deposited into an escrow account, pledged for the benefit of the holders of such Indebtedness, and/or deposited in a segregated account reasonably acceptable to the Administrative Agent and, except as otherwise provided for herein, released in connection with the consummation of the Touchstone Acquisition or if the Touchstone Acquisition does not occur, such Indebtedness shall be repaid promptly following the termination of any acquisition agreement entered into in connection with the Touchstone Acquisition except to the extent that such Indebtedness would be permitted by Section 8.2.1(ii) of this Agreement.  Notwithstanding the foregoing, to the extent that the prompt repayment of any such

Indebtedness would be either prohibited by the terms of such Indebtedness or would result in the payment of a prepayment penalty on such Indebtedness, the Loan Parties shall not be required to repay such Indebtedness until such time as such prepayment is permitted thereunder and does not result in a prepayment penalty.”

(e)                                  Liquidations, Mergers, Consolidations, Acquisitions.  Section 7.2.3 [Liquidations, Mergers, Consolidations, Acquisitions] of the Credit Agreement is hereby amended by adding the following new subsection (5):

“(5)                            any Loan Party may consummate the Touchstone Acquisition and any transactions relating to the consummation thereof and it shall be deemed to be a Permitted Acquisition, provided, that the Touchstone Acquisition shall be consummated in accordance with the terms of the Touchstone Acquisition Documents; provided that the Touchstone Acquisition Documents delivered to the Administrative Agent in connection with the Seventh Amendment shall not have been amended, waived or otherwise modified in a manner that is materially adverse to the interest of the Lenders, without the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed);

(f)                                    Restricted Payments.  Subsection (a) of Section 7.2.9 [Restricted Payments] of the Credit Agreement is hereby amended and restated as follows:

“(a)                            The Leverage Ratio shall be 0.25 to 1.0 less than the applicable Leverage Ratio set forth in Section 7.2.10 [Maximum Leverage Ratio];”

(g)                                 Restricted Payments.  Subsection (c) of Section 7.2.9 [Restricted Payments] of the Credit Agreement is hereby amended and restated as follows:

“(c)                            The Interest Coverage Ratio shall be 0.25 to 1.0 greater than the applicable Interest Coverage Ratio set forth in Section 7.2.12 [Minimum Interest Coverage Ratio].”

(h)                                 Maximum Leverage Ratio.  Section 7.2.10 [Maximum Leverage Ratio] of the Credit Agreement is hereby amended to add the following at the end of such section:

“Notwithstanding the foregoing, upon the consummation of the Touchstone Acquisition, the Borrower shall not at any time permit the Leverage Ratio to exceed the ratio set forth below for the periods specified below:

Period	Ratio
January 1, 2011 through March 30, 2012	5.75 to 1.00
March 31, 2012 through December 30, 2012	4.75 to 1.00
Thereafter	4.25 to 1.00

Notwithstanding the above, for the period commencing January 1, 2011 through March 30, 2012, the maximum permitted Leverage Ratio following the consummation of the Touchstone Acquisition shall be reduced (i) by 0.25 to 1.0 if the gross proceeds received by the Borrower in connection with an equity offering are in excess of $250,000,000, by an additional 0.25 to 1.0 if the gross proceeds received by the Borrower in connection with an equity offering are in excess of $500,000,000, (iii) by an additional 0.25 to 1.0 if the gross proceeds received by the Borrower in connection with an equity offering are in excess of $750,000,000 and (iv) by an additional 0.25 to 1.0 if the gross proceeds received by the Borrower in connection with an equity offering are in excess of $1,000,000,000.”

(i)                                     Minimum Interest Coverage Ratio.  Section 7.2.12 [Minimum Interest Coverage Ratio] of the Credit Agreement is hereby amended to add the following at the end of such section:

“Notwithstanding the foregoing, upon the consummation of the Touchstone Acquisition, the Borrower shall not permit the Interest Coverage Ratio to be less than the ratio set forth below for the periods specified below

Period	Ratio
January 1, 2011 through March 30, 2012	2.00 to 1.00
Thereafter	2.75 to 1.00

(j)                                     No Restrictions in Agreements on Dividends or Certain Loans.  Section 7.2.13 [No Restrictions in Agreements on Dividends or Certain Loans] of the Credit Agreement is hereby amended to:

(a) add the following at the end of the first sentence thereof: “and (v) prohibitions or restrictions relating to Indebtedness permitted by Section 7.2.1(xiii)”; and

(b) add the following at the end of the second sentence thereof: “and (iv) prohibitions or restrictions relating to Indebtedness permitted by Section 7.2.1(xiii).”

(k)                                  Changes to Organizational Documents.  Section 7.2.16 [Changes to Organizational Documents] of the Credit Agreement is hereby amended to add the following proviso at the end of such section: “provided further that this Section 7.2.16 will not require any such notice or consent for any such change to the organizational documents of any Subsidiary of the Borrower to the extent such change is contemplated by the terms of the Touchstone Acquisition Documents.

3.                                       Conditions of Effectiveness of Amendments and Consent.

The effectiveness of this Amendment is expressly conditioned upon satisfaction of each of the following conditions precedent:

(a)                                  Execution and Delivery of Amendment.  The Borrower, the other Loan Parties, the Required Banks, and the Administrative Agent shall have received approval to execute and shall have executed this Amendment.

(b)                                 Financial Projections.  There shall have been delivered to the Administrative Agent for the benefit of the Banks copies of the pro forma financial projections of the Borrower and its Subsidiaries, including a pro forma closing balance sheet, statements of operations, statement of cash flows, for a five year period through the 2015 fiscal year.

(c)                                  Financial Statements.  There shall have been delivered to the Administrative Agent for the benefit of the Banks a final copy of audited financial statements for the entities acquired in connection with the Touchstone Acquisition, prepared in accordance with GAAP, for the fiscal year ended December 31, 2008, December 31, 2009 and December 31, 2010.

(d)                                 Confirmation of Guaranty.  Each of the Guarantors by execution of this Amendment hereby confirms that they have read and understand the Amendment.  In order to induce the Banks, the Administrative Agent and the other agents to enter into the Amendment, each of the Guarantors:  (i) consents to the Amendment and the transactions contemplated thereby; (ii) ratifies and confirms each of the Loan Documents to which it is a party; (iii) ratifies, agrees and confirms that it has been a Guarantor and a Loan Party at all times since it became a Guarantor and a Loan Party and from and after the date hereof, each Guarantor shall continue to be a Guarantor and a Loan Party in accordance with the terms of the Loan Documents, as the same may be amended in connection with the Amendment and the transactions contemplated thereby; and (iv) hereby ratifies and confirms its obligations under each of the Loan Documents (including all exhibits and schedules thereto), as the same may be amended in connection with the Amendment and the transactions contemplated thereby, by signing below as indicated and hereby acknowledges and agrees that nothing contained in any of such Loan Documents is intended to create, nor shall it constitute an interruption, suspension of continuity, satisfaction, discharge of prior duties, novation or termination of the indebtedness, loans, liabilities, expenses, guaranty or obligations of any of the Loan Parties under the Credit Agreement or any other such Loan Document.

(e)                                  Officer’s Certificate.  The representations and warranties of the Loan Parties contained in Section 5 of the Credit Agreement including as amended by the modifications and additional representations and warranties of this Amendment, and of each Loan Party in each of the other Loan Documents shall be true and accurate on and as of the Seventh Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and each of the Loan Parties shall have performed and complied with all covenants and conditions hereof and thereof, no Event of Default or Potential Default shall have occurred and be continuing or shall exist; and there shall be delivered to the

Administrative Agent for the benefit of each Bank a certificate of the Borrower dated as of the Seventh Amendment Effective Date and signed by a Authorized Officer of each of the Loan Parties to each such effect.

(f)                                    Secretary’s Certificate.  There shall be delivered to the Administrative Agent for the benefit of each Bank a certificate dated the Seventh Amendment Effective Date and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as appropriate as to:

(i)                                     all action taken by each Loan Party in connection with this Amendment and the other Loan Documents;

(ii)                                  the names of the officer or officers authorized to sign this Amendment and the other Loan Documents and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of each Loan Party for purposes of this Amendment and the true signatures of such officers, on which the Administrative Agent and each Bank may conclusively rely; and

(iii)                               no material changes with respect to its organizational documents.

4.                                       Amendment Fees.

The Borrower shall pay or cause to be paid to the Administrative Agent for itself and for the account of the Banks all costs and expenses payable to the Administrative Agent or any Bank or for which the Administrative Agent or any Bank is entitled to be reimbursed, including but not limited to the fees and expenses of the Administrative Agent’s legal counsel.

5.                                       Force and Effect.

Except as otherwise expressly modified by this Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect after the date hereof.

6.                                       Counterparts.

This Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.

7.                                       Severability.

If any term of this Amendment or any application thereof shall be held to be invalid, illegal or unenforceable, the validity of other terms of this Amendment or any other application of such term shall in no way be affected thereby.

8.                                       Entire Agreement.

This Amendment sets forth the entire agreement and understanding of the parties with respect to the amendment to the Credit Agreement contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to such amendment.  No representation, promise, inducement or statement of intention has been made by any party that is not embodied in this Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

9.                                       Governing Law.

This Amendment shall be deemed to be a contract under the Laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

10.                                 Effective Date.

This Amendment shall be dated as of and shall be binding, effective and enforceable upon the date of satisfaction of all conditions set forth in Section 3 hereof, and from and after such date this Amendment shall be binding upon the Borrower, each Bank and the Agents, and their respective successors and assigns permitted by the Credit Agreement.

11.                                 No Novation.

This Amendment amends the Credit Agreement, but is not intended to constitute, and does not constitute, a novation of the Obligations of the Loan Parties under the Credit Agreement or any other Loan Document.

[Signature Page Follows]

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

ARCH COAL, INC.

By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Treasurer

ALLEGHENY LAND COMPANY

By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

ARCH COAL SALES COMPANY, INC.

By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

ARCH COAL TERMINAL, INC.

By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

ARCH ENERGY RESOURCES, LLC

By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT]

ARCH RECLAMATION SERVICES, INC.

By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

ARK LAND COMPANY

By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

ARK LAND KH, INC.

By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

ARK LAND WR, INC.

By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

ASHLAND TERMINAL, INC.

By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT]

CATENARY COAL HOLDINGS, INC.

By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

COAL-MAC, INC.

By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

CUMBERLAND RIVER COAL COMPANY

By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

LONE MOUNTAIN PROCESSING, INC.

By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

MINGO LOGAN COAL COMPANY

By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT]

MOUNTAIN GEM LAND, INC.

By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

MOUNTAIN MINING, INC.

By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

MOUNTAINEER LAND COMPANY

By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

PRAIRIE HOLDINGS, INC.

By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

WESTERN ENERGY RESOURCES, INC.

By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT]

ARCH COAL WEST, LLC

By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

ARCH DEVELOPMENT, LLC

By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

JACOBS RANCH COAL LLC

By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

JACOBS RANCH HOLDINGS I LLC

By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

JACOBS RANCH HOLDINGS II LLC

By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT]

OTTER CREEK COAL, LLC

By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT]

BANK LEUMI USA

By:	/s/ Joung Hee Hong
Name:	Joung Hee Hong
Title:	First Vice President

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A.
(as successor by merger to Fleet National Bank and LaSalle Bank National Association), individually and as Documentation Agent

By:	/s/ Stephen J. Hoffman
Name:	Stephen J. Hoffman
Title:	Managing Director

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT]

BANK OF MONTREAL

By:
Name:
Title:

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Matthias Guillet
Name:	Matthias Guillet
Title:	Director

By:	/s/ Joseph Philbin
Name:	Joseph Philbin
Title:	Director

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT]

CITICORP USA, INC., individually and as Syndication Agent

By:	/s/ Tom NG
Name:	Tom NG
Title:	Vice-President

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT]

COMMERCE BANK, N.A.

By:	/s/ Douglas P. Best
Name:	Douglas P. Best
Title:	Vice-President

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A., individually and as Syndication Agent

By:	/s/ Brian Knapp
Name:	Brian Knapp
Title:	Vice-President

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT]

MIZUHO CORPORATE BANK, LTD.

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT]

MORGAN STANLEY BANK

By:	/s/ Dmitriy Barskiy
Name:	Dmitriy Barskiy
Title:	Authorized Signatory

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT]

NATIXIS

By:	/s/ Carlos Quinteros
Name:	Carlos Quinteros
Title:	Managing Director

By:	/s/ Louis P. Laville, III
Name:	Louis P. Laville, III
Title:	Managing Director

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually, as Administrative Agent and as Collateral Agent

By:	/s/ Richard C. Munsick
Name:	Richard C. Munsick
Title:	Senior Vice President

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT]

REGIONS BANK

By:	/s/ John A. Holland
Name:	John A. Holland
Title:	Senior Vice President

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT]

SOVEREIGN BANK

By:	/s/ Robert D. Lanigan
Name:	Robert D. Lanigan
Title:	Senior Vice President

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT]

M&I MARSHALL & ILSLEY BANK f/k/a/ Southwest Bank, an M&I Bank

By:	/s/ Kurt J. Evans
Name:	Kurt J. Evans
Title:	Assistant Vice-President

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT]

THE BANK OF NEW YORK MELLON

By:	/s/ Richard Fronapfel, Jr.
Name:	Richard Fronapfel, Jr.
Title:	Vice President

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT]

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Lizabeth Lary
Name:	Lizabeth Lary
Title:	Authorized Signatory

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT]

UBS LOAN FINANCE LLC

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT]

UMB BANK, N.A.

By:	/s/ Cecil G. Wood
Name:	Cecil G. Wood
Title:	Executive Vice President

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT]

UNION BANK, N.A. (formerly known as Union Bank of California, N.A.)

By:	/s/ Hideyuki Okamoto
Name:	Hideyuki Okamoto
Title:	Vice President

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT]

US BANK NATIONAL ASSOCIATION

By:	/s/ John M. Eyerman
Name:	John M. Eyerman
Title:	A.V.P.

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT]

WELLS FARGO BANK, N.A., successor-in-interest by merger to Wachovia Bank, National Association, individually and as Syndication Agent

By:	/s/ Jonathan R. Richardson
Name:	Jonathan R. Richardson
Title:	Senior Vice President